UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08266

THE INDIA FUND, INC.
(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154
(Address of principal executive offices) (Zip code)

SIMPSON THACHER & BARTLETT LLP
425 Lexington Avenue
New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-583-5344

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Stockholders.

The Report to Shareholders is attached herewith.

THE INDIA FUND, INC.

March 1, 2006

Dear Fund Shareholder,

We are pleased to provide you with the audited financial statements of The India Fund, Inc. (the “Fund”) for the fiscal year ended December 31, 2005.

The Fund’s net asset value (“NAV”) closed at $34.07 on December 31, 2005, representing an increase of 35.12% (after taking the Fund’s dividends, rights issue and estimated tax liability into account) from the Fund’s NAV on December 31, 2004 which was $28.47. This compares to the Fund’s benchmark, the IFC Investable Index, which gained 35.74% during the same period.

The year 2005 was a memorable year for the Indian equity market as one of the top performers in the region. In fact, only South Korea and Pakistan outperformed India within Asia. Foreign institutional investment surged to a record high of $10 billion, all the more impressive when considering the 51% jump in oil prices as well as the 200-basis point interest rate hike by the U.S. Federal Reserve during the year.

India’s government policy-making continued to be progressive and reform-oriented, despite the challenge of operating within a democratic coalition administration. Various privatization initiatives were announced (e.g., international airports), while in addition the groundwork was laid for de-regulating the retail sector and increasing the foreign investment ceiling in the telecommunications sector from 49% to 74%. We anticipate that these and other measures will help accelerate and sustain foreign investment in an economy that is forecast to grow 7-8% per year over the next several years. The contribution of services and manufacturing in the Indian Gross Domestic Product continues to climb and we anticipate that these segments will be key drivers of India’s economic growth going forward.

Liquidity and foreign investor inflows into India continue to remain strong. Valuations for the broad market are not as cheap as they have been and we believe the performance of the market from here on will be very stock specific. However, we continue to believe the Indian economy is in a secular growth mode.

THE INDIA FUND, INC.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to visit our website at www.blackstone.com or call our toll-free number, 866-800-8933.

Sincerely,

Prakash Melwani
Director and President

*	Please note that the benchmark is an unmanaged index. Investors cannot directly invest in the index. The index does not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. There is no guarantee that the Fund’s or any other investment technique will be effective under all market conditions.

THE INDIA FUND, INC.

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note F to the Financial Statements.)

THE INDIA FUND, INC.

Schedule of Investments
December 31, 2005

INDIA (100% of holdings)

COMMON STOCKS (99.89% of holdings)

NUMBER OF SHARES	SECURITY	PERCENT OF HOLDINGS	COST	VALUE

	Apparel Manufacturers	0.37%
550,000	Crew B.O.S. Products, Ltd.		$2,122,457	$2,106,643
153,606	Gokaldas Exports, Ltd.		1,954,516	1,993,022

			4,076,973	4,099,665

	Automobiles & Ancilliaries	0.07%
200,000	ANG Exports, Ltd.+		724,383	720,062

			724,383	720,062

	Building & Construction - Miscellaneous	1.15%
4,580,040	Hindustan Construction Co.		3,999,665	12,617,751

			3,999,665	12,617,751

	Cement	1.17%
394,898	Associated Cement Cos., Ltd.		3,883,512	4,686,836
3,418,380	Gujarat Ambuja Cements, Ltd.		4,360,476	6,045,391
927,000	India Cements, Ltd.+		1,935,248	2,067,781

			10,179,236	12,800,008

	Computer Hardware	1.53%
2,120,560	HCL Infosystems, Ltd.		6,930,905	13,047,969
1,010,150	NIIT Technologies, Ltd.		3,277,414	3,695,206

			10,208,319	16,743,175

	Computer Services	0.28%
505,307	Allsec Technologies Ltd.+		2,619,751	3,133,330

			2,619,751	3,133,330

	Computer Software & Programming	14.47%
859,360	Geodesic Information Systems, Ltd.		417,002	4,382,717
204,950	I-Flex Solutions, Ltd.		2,975,460	4,893,574
1,516,971	Infosys Technologies, Ltd.		32,307,278	100,999,397
347,964	KPIT Cummins Infosystems, Ltd.		1,298,558	2,899,056
649,000	Patni Computer Systems, Ltd.		5,343,570	7,143,902
1,606,646	Satyam Computer Services, Ltd.		15,213,474	26,336,001
1,180,000	Wipro, Ltd.		6,379,552	12,149,989

			63,934,894	158,804,636

	Computer Training	0.18%
966,171	SSI, Ltd.+		2,099,351	2,014,556

			2,099,351	2,014,556

4

THE INDIA FUND, INC.

Schedule of Investments (continued)
December 31, 2005

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF HOLDINGS	COST	VALUE

	Construction/Building Materials	0.75%
501,836	IVRCL Infrastructures and Projects, Ltd.		$4,870,632	$8,250,581

			4,870,632	8,250,581

	Consumer Non-Durables	6.05%
6,468,051	Hindustan Lever, Ltd.		24,362,219	28,345,325
12,073,175	ITC, Ltd.		20,276,965	38,089,110

			44,639,184	66,434,435

	Diagnostic Equipment	0.14%
62,176	Vimta Labs, Ltd.		1,145,737	1,534,715

			1,145,737	1,534,715

	Diversified Financial Services	0.29%
758,200	Indiabulls Financial Service, Ltd.		2,883,042	3,206,473

			2,883,042	3,206,473

	Diversified Industries	9.34%
192,032	Grasim Industries, Ltd.		2,705,046	5,935,670
1,181,200	HEG, Ltd.		4,258,599	4,225,132
622,500	Lakshmi Overseas Industries, Ltd.		2,891,886	5,711,898
4,318,443	Reliance Industries, Ltd.		45,707,240	85,356,650
351,897	Zen Technologies, Ltd.		1,368,719	1,226,675

			56,931,490	102,456,025

	Electronics & Electrical Equipment	8.48%
236,171	Bharat Electronics, Ltd.		3,133,402	5,216,383
1,621,462	Bharat Heavy Electricals, Ltd.		15,113,491	49,938,940
600,000	HBL Nife Power Systems, Ltd.		3,412,893	3,732,504
501,392	Jyoti Structures, Ltd.		752,152	3,740,667
734,159	Mather & Platt Pumps, Ltd.+		3,629,938	3,262,204
282,413	Salora International, Ltd.		998,801	675,445
187,402	Siemens India, Ltd.+		4,959,566	15,034,420
500,153	Sterlite Industries (India), Ltd.		8,404,673	11,502,630

			40,404,916	93,103,193

	Energy	0.51%
281,100	Suzlon Energy, Ltd.+		3,260,798	5,585,777

			3,260,798	5,585,777

5

THE INDIA FUND, INC.

Schedule of Investments (continued)
December 31, 2005

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF HOLDINGS	COST	VALUE

	Engineering	6.08%
263,049	ABB, Ltd.		$3,105,368	$11,273,236
995,800	Bharat Earth Movers, Ltd.		6,810,087	23,841,899
496,795	Gammon India, Ltd.		2,454,732	4,572,810
2,157,231	Jaiprakash Associates, Ltd.		7,601,096	18,634,335
402,158	Thermax India, Ltd.		1,481,800	8,409,489

			21,453,083	66,731,769

	Extractive Industries	6.74%
2,656,141	Oil and Natural Gas Corp., Ltd.		47,468,006	69,336,433
205,050	Sesa Goa, Ltd.		3,447,723	4,611,689

			50,915,729	73,948,122

	Fertilizers	0.19%
440,560	Indo Gulf Fertilisers, Ltd.		539,287	2,094,642

			539,287	2,094,642

	Finance	15.80%
422,944	Corporation Bank		2,980,138	3,395,486
1,427,008	HDFC Bank, Ltd.		14,770,095	22,429,167
1,754,202	Housing Development Finance Corp., Ltd.		17,417,551	46,976,836
2,133,271	ICICI Bank, Ltd.		8,125,045	27,712,143
42,500	ICICI Bank, Ltd. Sponsored ADR		1,172,738	1,224,000
661,700	Industrial Development Bank of India, Ltd.		1,773,857	1,428,219
3,742,065	Infrastructure Development Finance Co., Ltd.+		4,221,531	6,081,583
374,076	Jammu and Kashmir Bank, Ltd.		2,943,631	4,037,877
255,996	Punjab National Bank, Ltd.		2,289,873	2,652,382
1,759,133	State Bank of India		7,688,997	35,466,013
45,550	State Bank of India GDR		525,435	2,300,275
1,221,550	UTI Bank, Ltd.		6,320,228	7,771,403
500,000	UTI Bank, Ltd. 144A GDR		2,955,000	3,195,000
6,450,386	Vijaya Bank, Ltd.		9,478,322	8,720,417

			82,662,441	173,390,801

6

THE INDIA FUND, INC.

Schedule of Investments (continued)
December 31, 2005

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF HOLDINGS	COST	VALUE

	Food	0.62%
958,597	Dhampur Sugar Mills, Ltd.+		$2,899,171	$4,020,953
1,424,065	Satnam Overseas, Ltd.		3,073,350	2,757,327

			5,972,521	6,778,280

	Hotels & Leisure	0.68%
797,157	Hotel Leelaventure, Ltd.		755,185	4,997,064
111,823	Indian Hotels Co., Ltd.		1,558,291	2,454,715

			2,313,476	7,451,779

	Household Appliances	0.68%
560,760	Voltas, Ltd.		2,659,152	7,471,401

			2,659,152	7,471,401

	Media	0.08%
279,200	Balaji Telefilms, Ltd.		601,722	886,418

			601,722	886,418

	Metal – Aluminum	0.92%
3,150,858	Hindalco Industries, Ltd.		8,824,739	10,038,503

			8,824,739	10,038,503

	Metal – Diversified	0.10%
197,000	Hindustan Zinc, Ltd.		1,023,726	1,073,193

			1,023,726	1,073,193

	Petroleum Related	1.65%
3	Bharat Petroleum Corp., Ltd.		22	29
381,778	Hindustan Petroleum Corp., Ltd.		2,894,139	2,788,481
1,069,724	Indian Oil Corp., Ltd.		5,731,282	13,234,299
18,650	Niko Resources, Ltd.		353,742	885,968
272,362	Shiv-Vani Oil & Gas Exploration+		1,363,490	1,213,255

			10,342,675	18,122,032

	Pharmaceuticals	1.10%
980,745	Dishman Pharmaceuticals, Ltd.		2,804,714	4,183,582
292,712	Sun Pharmaceutical Industries, Ltd.		3,158,389	4,436,203
354,500	Wockhardt, Ltd.		1,616,807	3,504,832

			7,579,910	12,124,617

7

THE INDIA FUND, INC.

Schedule of Investments (continued)
December 31, 2005

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF HOLDINGS	COST	VALUE

	Retail Stores	0.39%
929,400	SB&T International, Ltd.		$1,851,444	$1,583,759
132,757	Trent, Ltd.		467,324	2,660,596

			2,318,768	4,244,355

	Shipping	0.89%
1,105,400	Bharati Shipyard, Ltd.		4,040,059	8,202,702
151,577	CCL Products India, Ltd.		933,251	1,549,109

			4,973,310	9,751,811

	Steel	3.25%
301,947	Jindal Saw, Ltd.		2,593,375	2,665,599
588,042	Jindal Steel & Power, Ltd.		14,383,291	20,681,415
2,100,000	Sujana Metals Products, Ltd.		2,969,552	3,557,543
1,040,991	Tata Iron and Steel Co., Ltd.		9,488,541	8,795,576

			29,434,759	35,700,133

	Telecommunications	5.07%
6,772,660	Bharti Tele-Ventures, Ltd.+		24,457,284	51,912,191
443,800	Videsh Sanchar Nigam, Ltd.		3,618,954	3,772,448

			28,076,238	55,684,639

	Telecommunications Equipment	0.00%
1	Shyam Telecom, Ltd.+		14	2

			14	2

	Televisions	0.20%
253,590	Television Eighteen India, Ltd.		2,350,000	2,193,348

			2,350,000	2,193,348

	Textiles-Cotton	0.42%
673,950	Mahavir Spinning Mills, Ltd.		2,119,975	4,599,810

			2,119,975	4,599,810

	Transportation	1.12%
387,426	Container Corp. of India, Ltd.		4,338,051	12,265,764

			4,338,051	12,265,764

8

THE INDIA FUND, INC.

Schedule of Investments (concluded)
December 31, 2005

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF HOLDINGS	COST	VALUE

	Vehicle Components	1.66%
2,748,000	Amtek Auto, Ltd.		$8,349,625	$18,190,771

			8,349,625	18,190,771

	Vehicles	7.47%
190,600	Bajaj Auto, Ltd.		5,157,768	8,472,617
1,094,538	Hero Honda Motors, Ltd.		13,716,065	20,905,895
1,611,470	Mahindra & Mahindra, Ltd.		8,996,963	18,332,664
2,362,449	Tata Motors, Ltd.		25,442,822	34,274,143

			53,313,618	81,985,319

	TOTAL COMMON STOCKS		582,141,190	1,096,231,891

RIGHTS (0.11% of holdings)
	Metal – Aluminum	0.11%
1,165,239	Hindalco Industries Rights		0	1,227,113

	TOTAL RIGHTS		0	1,227,113

	TOTAL INVESTMENTS**	100.00%	$582,141,190	$1,097,459,004

Footnotes and Abbreviations
ADR — American Depository Receipts
GDR — Global Depository Receipts
+	Non income producing.
**	As of December 31, 2005, the aggregate cost for federal income tax purposes was $583,800,755. The aggregate gross unrealized appreciation (depreciation) for all securities was as follows:
Excess of value over tax cost	$517,527,648
Excess of tax cost over value	$(3,869,399)

$513,658,249

9

THE INDIA FUND, INC.

Statement of Assets and Liabilities
December 31, 2005

ASSETS
Investments, at value (Cost $582,141,190)	$1,097,459,004
Cash (including Indian Rupees of $21,373,193, with a cost of $21,342,642)	124,512,828
Receivables:
Dividends	1,588,500
Interest	15,597
Securities sold	30,137,567
Prepaid expenses	311,023

Total Assets	1,254,024,519

LIABILITIES
Distributions Payable	141,853,145
Accrued tax expense payable	25,507,350
Payable for securities purchased	1,228,370
Due to Investment Manager	1,000,069
Due to Administrator	203,913
Accrued Custodian fees	135,396
Accrued expenses	382,026

Total Liabilities	170,310,269

Net Assets	$1,083,714,250

NET ASSET VALUE PER SHARE ($1,083,714,250 / 31,805,638
shares issued and outstanding)	$34.07

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 35,178,438 shares issued (100,000,000 shares authorized)	$35,178
Paid-in capital	560,714,104
Cost of 3,372,800 shares repurchased	(50,590,316)
Undistributed net investment income	83,289
Accumulated net realized gain on investments	58,045,112
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities denominated in foreign currency	515,426,883

$1,083,714,250

See accompanying notes to financial statements.

10

THE INDIA FUND, INC.

Statement of Operations

	For the Year Ended
	December 31, 2005

Investment Income
Dividends (net of Indian taxes withheld of $7,774)		$15,338,070
Interest		263,848

Total investment income		15,601,918

Expenses
Management fees	10,066,063
Administration fees	1,959,159
Custodian fees	1,493,858
Legal fees	291,546
Insurance	219,661
Audit fees and tax fees	158,654
Directors’ fees	86,448
Printing	75,200
Transfer agent fees	41,502
NYSE fees	21,250
ICI fees	17,693
Miscellaneous expenses	44,551

Total expenses		14,475,585

Net investment income		1,126,333

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currency:
Net realized gain (loss) on:
Security transactions		167,652,674
Foreign currency related transactions		(586,958)

		167,065,716

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		197,657,985

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		364,723,701

Net increase in net assets resulting from operations before income taxes		365,850,034

Income tax expense relating to 2004 (see Note B)		(25,507,350)

Net increase in net assets resulting from operations after income taxes		$340,342,684

See accompanying notes to financial statements.

11

THE INDIA FUND, INC.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$1,126,333	$1,805,278
Net realized gain on investments and foreign currency related transactions	167,065,716	108,999,515
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency	197,657,985	29,701,635

Net increase in net assets resulting from operations before income taxes	365,850,034	140,506,428

Income tax expense relating to 2004 (see Note B)	(25,507,350)	—

Net increase in net assets resulting from operations after income taxes	340,342,684	140,506,428

Distribution to shareholders
Net investment income ($0.06 and $0.01 per share, respectively)	(1,908,338)	(226,410)
Short term capital gains ($0.51 and $0.00 per share, respectively)	(16,220,875)	—
Long term capital gains ($3.89 and $1.51 per share, respectively)	(123,723,932)	(34,187,872)

Increase (Decrease) in net assets resulting from distributions	(141,853,145)	(34,414,282)

Capital Share Transactions
Reinvestments
(9,936 shares at $26.49 per share)	263,210	—
Exercise of Rights
(9,433,738 shares at $26.50 per share, net of expenses of $572,549)	249,421,508	—
Shares repurchased under Repurchase Offer
(279,012 and 794,290 shares, respectively) (net of repurchase fee of $179,279 and $368,126, respectively) (including expenses of $347,439 and $193,142, respectively)	(9,132,159)	(18,231,335)

Net increase (decrease) in net assets resulting from capital share transactions	240,552,559	(18,231,335)

Total increase in net assets	439,042,098	87,860,811

NET ASSETS
Beginning of year	644,672,152	556,811,341

End of year (including undistributed net investment income of $83,289 and $1,435,771, respectively)	$1,083,714,250	$644,672,152

See accompanying notes to financial statements.

12

THE INDIA FUND, INC.

Financial Highlights
For a Share Outstanding throughout Each Year

	For the Year Ended Dec. 31, 2005	For the Year Ended Dec. 31, 2004	For the Year Ended Dec. 31, 2003	For the Year Ended Dec. 31, 2002	For the Year Ended Dec. 31, 2001

Per Share Operating Performance
Net asset value, beginning of year	$28.47	$23.76	$12.72	$11.93	$16.18

Net investment income	0.04 [2]	0.08 [2]	0.11 [2]	0.09	0.07
Net realized and unrealized gain (loss) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currency	11.35	6.14	11.00	0.76	(4.29)
Income tax expense	(0.80)[3]	—	—	—	—

Net increase (decrease) from investment operations after income taxes	10.59	6.22	11.11	0.85	(4.22)

Less: dividends and distributions
Dividends from:
Net investment income	(0.06)	(0.01)	(0.13)	(0.09)	(0.07)
Short term capital gains	(0.51)	—	—	—	—
Long term capital gains	(3.89)	(1.51)	—	—	—

Total dividends and distributions	(4.46)	(1.52)	(0.13)	(0.09)	(0.07)

Capital share transactions
Anti-dilutive (dilutive) effect of Share Repurchase Program	(0.01)	0.01	0.06	0.01	0.04
Anti-dilutive effect of Tender Offer	—	—	—	0.02	—
Dilutive effect of Rights Offer	(0.52)	—	—	—	—

Total capital share transactions	(0.53)	0.01	0.06	0.03	0.04

Net asset value, end of year	$34.07	$28.47	$23.76	$12.72	$11.93

Per share market value, end of year	$39.73	$29.63	$25.20	$10.59	$9.50
Total Investment Return Based on Market Value [1]	49.32%	23.51%	139.04%	12.36%	(20.69)%
Net Asset Value	35.12%	26.34%	88.44%	10.79%	(27.70)%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$1,083,714	$644,672	$556,811	$350,838	$366,491
Ratios of expenses after income taxes to average net assets	4.13%	1.64%	1.76%	1.73%	1.70%
Ratios of expenses before income taxes to average net assets	1.49%	1.64%	1.76%	1.73%	1.70%
Ratios of net investment income (loss) to average net assets	0.12%	0.33%	0.72%	0.65%	0.57%
Portfolio turnover	50.28%	35.90%	33.89%	39.36%	16.06%

See accompanying notes to financial statements.

13

THE INDIA FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Year

1	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.

2	Based on average shares outstanding.

3	A provision of $25,507,350 has been made for U.S. Federal income tax purposes. This provision has been made as the Fund may not have qualified as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004.

See accompanying notes to financial statements.

14

THE INDIA FUND, INC.

Notes to Financial Statements
December 31, 2005

NOTE A: ORGANIZATION

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is long-term capital appreciation by investing primarily in Indian equity securities.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i)	the last sales price prior to the time of determination, if there was a sale on the date of determination,

(ii)	at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

(iii)	at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for

15

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2005

both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. federal income or excise taxes for 2005 as it is the Fund’s intention to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

A provision of $25,507,350 has been made for U.S. Federal income tax purposes. This provision has been made as the Fund may not have qualified as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004. Section 855(a) of the Internal Revenue Code provides that, in order to eliminate taxable income for a taxable year, a RIC may elect to treat dividends distributed during the twelve months following the taxable year as having been paid during such taxable year. In order to make this election a fund must (1) declare such dividend prior to the due date of filing its tax return for the taxable year, and (2) distribute the dividend during the twelve months following the taxable year. The Fund distributed the appropriate dividend within the twelve month timeframe; however the declaration was made on December 19, 2005, which was subsequent to the filing deadline for the 2004 tax return (i.e., September 15, 2005). As such, the Fund may have failed to qualify as a RIC under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004.

The Fund will make every effort to mitigate this issue with the Internal Revenue Service and reduce the liability from its estimated provision amount.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended December 31, 2005:

Ordinary income	$18,129,213
Long term capital gains	123,723,932

Total	$141,853,145

16

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2005

At December  31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Book and tax ordinary income		$83,289
Tax basis capital gain	$59,704,680
Plus/less: cumulative timing differences — wash sales	(1,659,568)

Accumulated net realized gain on investments		58,045,112

Book unrealized foreign exchange gain		78,518

Book unrealized appreciation on foreign currencies		30,551

Tax unrealized appreciation	513,658,246
Plus/less: cumulative timing differences — wash sales	1,659,568

Unrealized appreciation		515,317,814

Net assets (excluding paid in capital)		$573,555,284

The differences between book and tax basis unrealized appreciation is attributable to wash sales.

Net asset value	$1,083,714,250
Paid in capital	(510,158,966)

Net assets (excluding paid in capital)	$573,555,284

During the period ended December 31, 2005, the Fund reclassified $(586,958) from accumulated net realized gains on investments to undistributed net investment income and $(25,523,831) from undistributed net investment income to paid in capital as a result of permanent book and tax differences relating primarily to realized foreign currency losses and non-deductible excise taxes. Net assets were not affected by the reclassifications.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are

17

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2005

categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year with the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

NOTE C:   MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTOR

Since December 4, 2005, Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group L.P. (“Blackstone”), serves as the Fund’s Investment Manager under the terms of an interim management agreement dated December 4, 2005 (the “Interim Management Agreement”). Also since December 4, 2005, Blackstone Fund Services India Private Limited (“Blackstone India”), an affiliate of Blackstone, serves as the Fund’s Country Adviser under the terms of an interim country advisory agreement dated December 4, 2005 (the “Interim Country Advisory Agreement”). Pursuant to the Interim Management Agreement, Blackstone Advisors supervises the Fund’s investment program and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its

18

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2005

investment objective and policies. Pursuant to the Interim Country Advisory Agreement, Blackstone India provides statistical and factual information and research regarding economic and political factors and investment opportunities in India to Blackstone Advisors. For its services, Blackstone Advisors receives monthly fees at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly net assets; (iii) 0.85% for the next $500,000,000 of the Fund’s average weekly net assets; and (iv) 0.75% of the Fund’s average weekly net assets in excess of $1,500,000,000. Blackstone India receives from Blackstone Advisors a monthly fee at an annual rate of 0.10% of the Fund’s average weekly net assets. For the period December 4, 2005 to December 31, 2005, fees earned by Blackstone Advisors amounted to $865,681.

Prior to December 4, 2005, Advantage Advisers, Inc. (“Advantage”), a subsidiary of Oppenheimer Asset Management Inc. and an affiliate of Oppenheimer & Co. Inc. (“Oppenheimer”), served as the Fund’s Investment Manager under the terms of a management agreement dated June 5, 2003 (the “Previous Management Agreement”). Also prior to December 4, 2005, Imperial Investment Advisors Private Limited (“Imperial”), an Indian company and subsidiary of Oppenheimer and Advantage India, Inc., served as the Fund’s Country Adviser under the terms of an amended and restated country advisory agreement dated October 26, 2004 (the “Previous Country Advisory Agreement”). Pursuant to the Previous Management Agreement, Advantage supervised the Fund’s investment program and was responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. Pursuant to the Previous Country Advisory Agreement, Imperial provided statistical and factual information and research regarding economic and political factors and investment opportunities in India to Advantage. For its services, Advantage received monthly fees at an annual rate of: (i) 1.10% of the Fund’s average weekly net assets up to and including $600,000,000 and (ii) 0.95% of the Fund’s average weekly net assets in excess of $600,000,000. Imperial received from Advantage a monthly fee at an annual rate of 0.10% of the Fund’s average weekly net assets. For the period January 1, 2005 to December 4, 2005, fees earned by Advantage amounted to $9,200,382.

For the year ended December 31, 2005, the Fund paid a total of $10,066,063 in management fees to Blackstone Advisors and Advantage.

Since December 4, 2005, Blackstone Administrative Services Partnership L.P. (“Blackstone Administrator”), an affiliate of Blackstone, serves as the Fund’s Administrator pursuant to an administration agreement dated December 4, 2005. Blackstone Administrator provides certain administrative services to the Fund. For its services, Blackstone Administrator receives a fee that is computed monthly and paid quarterly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average

19

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2005

monthly net assets. For the period December 4, 2005 to December 31, 2005, these fees amounted to $177,582. Blackstone Administrator subcontracts certain of these services to PFPC Inc.

Prior to December 4, 2005, Oppenheimer, a registered investment adviser and an indirect wholly-owned subsidiary of Oppenheimer Holdings Inc., served as the Fund’s Administrator pursuant to an administration agreement dated June 4, 2003. Oppenheimer provided certain administrative services to the Fund. For its services, Oppenheimer received a monthly fee at an annual rate of 0.20% of the value of the Fund’s average weekly net assets. For the period January 1, 2005 to December 4, 2005, these fees amounted to $1,761,134. Oppenheimer subcontracted certain of these services to PFPC Inc.

For the year ended December 31, 2005, the Fund paid a total of $1,938,716 in administrative fees to Blackstone Administrator and Oppenheimer.

In addition, Multiconsult Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 2005, fees and expenses of the Mauritius Administrator amounted to $20,443.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each in-person Board of Directors meeting and $100 for each telephonic Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE D: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $543,823,514 and $467,387,607 respectively, for the year ended December 31, 2005.

NOTE E: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20.91%.

20

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2005

The Fund will, in any year that it has taxable income for Mauritius tax purposes, elect to pay tax on its net income for Mauritius tax purposes at any rate between 0% and 35%.

The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in accompanying financial statements of the Fund for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

NOTE F: QUARTERLY REPURCHASE OFFERS

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund approved the policy on April 30, 2003. As an interval fund, the Fund makes semi-annual repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer is established by the Fund’s Board of Directors shortly before the commencement of each semi-annual offer and is between 5% and 25% of the Fund’s then-outstanding shares.

21

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2005

During the year ended December 31, 2005, the results of the semi-annual repurchase offer were as follows:

	Repurchase Offer #4	Repurchase Offer #5

Commencement Date	February 23, 2005	August 26, 2005
Expiration Date	March 14, 2005	September 16, 2005
Repurchase Offer Date	March 28, 2005	September 23, 2005
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	110,112.1312	168,899.7396
Final Pro-ration Odd Lot Shares	0.00	0.00
Final Pro-ration Non-Odd Lot Shares	0.000	0.000
% of Non-Odd Lot Shares Accepted	0.00000%	0.00000%
Shares Accepted for Tender	110,112.1312	168,899.7396
Net Asset Value as of Repurchase Offer Date ($)	27.20	35.34
Repurchase Fee per Share ($)	0.5440	0.7068
Repurchase Offer Price ($)	26.6540	34.6347
Repurchase Fee ($)	59,901	119,378
Expenses ($)	126,781	220,658
Total Cost ($)	3,061,709	6,070,450

22

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2005

During the year ended December 31, 2004, the results of the semi-annual repurchase offer were as follows:

	Repurchase Offer #2	Repurchase Offer #3

Commencement Date	February 20, 2004	August 20, 2004
Expiration Date	March 12, 2004	September 10, 2004
Repurchase Offer Date	March 19, 2004	September 17, 2004
% of Issued and Outstanding Shares of Common Stock	0.6%	2.8%
Shares Validly Tendered	132,437.366	661,852.704
Final Pro-ration Odd Lot Shares	607.12	989.70
Final Pro-ration Non-Odd Lot Shares	131,830.166	652,393.000
% of Non-Odd Lot Shares Accepted	11.12700%	1.78600%
Shares Accepted for Tender	132,437.366	661,852.704
Net Asset Value as of Repurchase Offer Date ($)	22.74	23.26
Repurchase Fee per Share ($)	0.4548	0.4652
Repurchase Offer Price ($)	22.2852	22.7948
Repurchase Fee ($)	60,232	307,894
Expenses ($)	127,333	65,809
Total Cost ($)	3,078,726	15,152,609

23

THE INDIA FUND, INC.

Notes to Financial Statements (continued)
December 31, 2005

NOTE G: RIGHTS OFFER

On December 17, 2004, the Fund commenced a rights offering and issued to stockholders as of December 17, 2004 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 7,546,991 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 1,886,747 shares, for an aggregate total of 9,433,738 shares. The offer expired on January 31, 2005. The Fund sold 9,433,738 shares at the subscription price per share of $26.50 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $249,994,057 and the Fund incurred costs to date of $572,549.

NOTE H: CONCENTRATION OF RISKS

At December 31, 2005, substantially all of the Fund’s net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At December 31, 2005, the Fund has a concentration of its investment in computer, finance, and diversified industries. The values of such investments may be affected by changes in such industry sectors.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

24

THE INDIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The India Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 28, 2006

25

THE INDIA FUND, INC.

Approval of the Management Agreements

APPROVAL OF NEW MANAGEMENT ARRANGEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Fund’s Board of Directors, including a majority of its Directors who are not affiliated with the Fund’s investment adviser (the “Independent Directors”) voting separately, approve the Fund’s advisory agreement and the related fees for its initial term and on an annual basis thereafter at a meeting called for the purpose of voting on the agreement’s approval or continuation. At a meeting held in person on November 8, 2005, after careful consideration of possible alternatives to the Fund’s management and country advisory arrangements, the Board of Directors, including a majority of the Independent Directors, determined that it would be in the best interest of the Fund and its Stockholders to select Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”) as the new investment manager and Blackstone Fund Services India Private Limited (“Blackstone India”) as the new country adviser for the Fund. At this meeting, the Directors approved, subject to Stockholder approval, a new management agreement and a new country advisory agreement. At the meeting, the Board of Directors also approved an interim management agreement and an interim country advisory agreement, as permitted under the 1940 Act, pursuant to which Blackstone Advisors and Blackstone India have served as interim investment manager and interim country advisor to the Fund since December 4, 2005. In making this decision, the Independent Directors were represented by independent counsel who assisted them in their deliberations prior to and during the Board meeting and in the meeting’s executive session. The new management agreement and new country advisory agreement will become effective on the date the Stockholders of the Fund approve the agreements. In addition, Blackstone Advisors currently serves as the Fund’s administrator. Blackstone Advisors hired the Fund’s then-existing portfolio manager and certain other members of the portfolio management team, thereby ensuring continuity of day-to-day management of the Fund’s portfolio.

BACKGROUND

In the spring of 2005, in light of the fact that there was no employment contract in place with the Fund’s portfolio manager, the Independent Directors undertook certain actions in order to gather information, including the formation of a joint committee of the Boards of various funds and participation in meetings of the joint committee to assist in evaluating the then current management. The Independent Directors met several times with the then current management and with the Fund’s portfolio manager to discuss the portfolio manager’s employment arrangements and likelihood of continued employment. The Board of Directors also established a subcommittee to review various management alternatives. The subcommittee met several times and approached several organizations that it believed might have an interest in managing the Fund. The subcommittee also consulted regularly with counsel to the Independent Directors.

In August 2005, the Independent Directors met in person to hear presentations and consider proposals from four firms, including the then current investment manager, for the management of the Fund. At that meeting, representatives of Blackstone made presentations to and responded to questions from the Board of Directors and informed the Board that Blackstone was willing to hire the Fund’s existing

26

THE INDIA FUND, INC.

Approval of the Management Agreements (continued)

portfolio manager and certain other members of the existing management team in order to ensure the continuity of day-to-day management. Subsequently, the Independent Directors indicated that it was their intention not to renew the existing agreements with the Fund’s former investment manager and country adviser, both of which expired on December 4, 2005. The Board further indicated that it intended to consider investment advisory and administration arrangements with Blackstone at a subsequent meeting and invited Blackstone to make an additional presentation. To assist the Board in its consideration of the proposed agreements, Blackstone provided materials and information about Blackstone, Blackstone Advisors and Blackstone India (collectively referred to as “Blackstone”), which included, among other things, descriptions of Blackstone Advisors’ qualifications as an investment manager and Blackstone India’s qualifications as country adviser and a description of the principal activities in which these entities anticipated being involved, including and in addition to their services to the Fund. Blackstone also provided descriptions of its business, personnel and operations, services, proposed compensation by the Fund and compliance. In addition, the Independent Directors consulted with their counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Directors’ deliberations. Fund counsel also provided the Directors with a memorandum outlining the legal duties of the Board.

The Independent Directors, through their independent legal counsel, requested and received additional information from Blackstone, including, among other things, various compliance matters. The lead Independent Director and independent counsel held several conference calls with Blackstone to review the actions being taken by Blackstone to enable a smooth transition for the Fund. The Independent Directors also requested that Blackstone consider modifying and reducing the advisory and administrative fees. On November 1, 2005, the Independent Directors met with Blackstone to preliminarily discuss the materials provided and to further discuss Blackstone’s qualifications as investment manager, including its proposed compliance program, and its general plans and intentions regarding the Fund. Blackstone also gave a detailed presentation describing the substantial efforts Blackstone had undertaken to ensure a smooth transition for the Fund. Blackstone also agreed to modify the breakpoints in the advisory fee so that reduced fees would begin at $500,000,000, which would have an immediate impact on fees paid by the Fund. Blackstone further agreed to add a breakpoint to the administrative fee which, while not having an immediate impact, could reduce fees if the Fund’s assets were to grow. The Independent Directors also conferred separately with their counsel on a number of occasions, including in connection with these meetings.

At an in-person Board of Directors meeting on November 8, 2005, the Board of Directors further reviewed the material provided by Blackstone and representatives of Blackstone were available to respond to questions from the Board of Directors. The Independent Directors then met in executive session with their counsel to consider the interim management and country advisory agreements as well as the new management, country advisory and administration agreements.

27

THE INDIA FUND, INC.

Approval of the Management Agreements (continued)

FACTORS CONSIDERED

In approving the agreements and determining to submit the new management agreement and country advisory agreements to Stockholders for approval, the Directors considered a wide variety of factors. Among other things, the Directors considered:

(i)  The qualifications of Blackstone Advisors and Blackstone India, including the nature, extent and quality of services to be provided and the investment performance of the portfolio manager: The Directors first considered whether Blackstone was qualified to assume the management of the Fund. The Directors considered the various significant strengths of and services which could be provided by Blackstone as a firm, including Blackstone’s well-capitalized organization with global resources, relationships, reputation and financial strength, its access to existing shared knowledge in capital markets and trends, its private equity, corporate debt, real estate, restructuring and corporate advisory services, and its ability to attract highly-qualified professional talent. The Board noted particularly Blackstone’s considerable experience in managing the assets of various clients, including large corporations, pension plans and foundations.

Next, the Directors considered the fact that Blackstone intended to hire the Fund’s existing portfolio manager and certain other members of the existing management team, thereby ensuring continuity of day-to-day management of the portfolio. The Directors noted that the existing investment manager had no employment contract in place with the portfolio manager. In particular, the Directors considered the performance and track record of the portfolio manager, who had served as the Fund’s portfolio manager for eight years. Among other things, they took into consideration the favorable history of the portfolio manager for the Fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the Fund, and noting particularly the success of the Fund’s rights offering in early 2005.

The Directors also took into account Blackstone’s methodology for compensating the portfolio manager and the rest of the portfolio management, trading and research team and the factors that affect their compensation and discussed the portfolio manager’s satisfaction with such arrangements. The Directors also discussed with Blackstone whether the Fund’s portfolio manager will manage other accounts, and Blackstone indicated that there were no current plans for the Fund’s portfolio manager to manage any other accounts other than the Fund and The Asia Tigers Fund, Inc.

The Directors also considered Blackstone’s commitment to India, including its plans to make significant private equity investments in India, as well as its existing office in Mumbai staffed with a combination of Blackstone professionals from New York and investment professionals hired locally to facilitate integration with the rest of the firm and to ensure adoption of Blackstone best practices in India and thus allow the Fund access to additional India-based professionals and locally-sourced research.

28

THE INDIA FUND, INC.

Approval of the Management Agreements (continued)

The Directors also considered Blackstone’s investment philosophy with respect to and its investment outlook for the Fund and discussed whether changes would be made to the way investment decisions would be made, executed and recorded. The Directors further considered the strength of Blackstone’s portfolio management activities generally. Blackstone also informed the Directors that it intended to hire an additional analyst in Boston and in India as well as a trading support professional and assured the Directors that it would provide the portfolio management team with such additional resources, including improved systems and administrative support, as are required or helpful to ensure professional growth and development and to seek continued market and peer out-performance. The Directors weighed these significant advantages against the fact that that Blackstone had not previously served as investment adviser to any U.S. registered investment company and that Blackstone Advisors and Blackstone India were newly established. The Directors therefore particularly examined Blackstone’s capability of operating the Fund pursuant to all applicable regulations. The Directors were advised by Blackstone that it had undertaken all regulatory action necessary for Blackstone Advisors to assume the role as investment manager of the Fund and for Blackstone India to assume the role of country adviser of the Fund, including registering Blackstone Advisors with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Blackstone indicated that Blackstone India’s registration with the SEC as an investment adviser under the Advisers Act as well as its registration with the appropriate Indian authorities were in process and would be complete before December 4, 2005, when the existing management and country advisory agreements were due to expire. As of December 4, 2005, Blackstone Advisors and Blackstone India were registered investment advisers under the Advisers Act and had completed all necessary registrations with the appropriate Indian authorities.

The Directors also particularly considered whether Blackstone would be able to meet the compliance demands set forth under various regulations, noting that Blackstone generally had extensive compliance operations (including sixteen registered investment advisers) with extensive codes of conduct and compliance manuals for each of its business groups and had recently developed extensive compliance programs specifically designed for their management of registered investment companies. Blackstone also indicated to the Directors that it had added to its compliance staff to ensure that all of the compliance activities associated with management of the Fund are appropriately handled. The Directors also reviewed materials regarding Blackstone Advisors’ compliance program, including its compliance manual, and discussed in detail Blackstone’s methods of dealing with potential conflicts of interest. Further, the Directors also noted that while Blackstone has no other registered investment company clients, it has extensive experience and an elaborate infrastructure to deal with investors.

Finally, the Directors also considered the administration of the Fund, noting that Blackstone intended to continue to use the Fund’s existing sub-administrator and accounting agent, transfer agent and custodian to help ensure continuity of high quality services to the Fund. Blackstone assured the Directors that as Fund administrator it would be fully accountable to the Board for the Fund’s administrative operations. Blackstone also indicated that it would regularly monitor the performance of all of the Fund’s third party providers and it would consider making any changes to the Fund’s administrative operations and services to its Stockholders that it believes would benefit the Fund. The

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THE INDIA FUND, INC.

Approval of the Management Agreements (continued)

Directors further noted Blackstone’s extensive finance, accounting and administrative staff which performs those functions for its existing asset management businesses and which Blackstone assured the Directors was capable of handling the additional needs of the Fund. Blackstone also stated that it planned to add to additional administrative staff and would add additional finance, accounting and administrative staff in the future if necessary. In addition, Blackstone retained two consultants, both of whom previously worked with the Fund, to ensure a smooth transition of the Fund’s administrative and compliance functions.

Blackstone also noted that it planned to implement a new trading/compliance system and a portfolio accounting system in the future. Blackstone assured the Directors that the systems would allow for more efficient trading, compliance and reconciliation processes, as the systems would link electronically to the custodians and sub-administrator systems. These platforms would also allow the portfolio management team to analyze the Fund’s positions in a more real-time format. Blackstone indicated that it also intended to implement other appropriate changes to strengthen the operations of the Fund.

(ii) The reasonableness of the advisory fees: In evaluating the costs of the services to be provided by Blackstone Advisors and Blackstone India under the new management and country advisory agreements and the profitability of Blackstone Advisors and Blackstone India with the Fund, the Directors considered, among other things, whether advisory (or management) and administrative fees or other expenses would change as a result of the new agreements. Based on their review of the materials provided and the assurances they had received from Blackstone, the Directors determined that the new agreements would reduce the total fees payable for advisory (or management) and administrative services at the Fund’s current asset levels and that overall Fund expenses were not expected to increase materially.

As part of their analysis, the Directors gave substantial consideration to the comparisons of fees of the Fund as described in the materials provided by Blackstone. The Directors also noted Blackstone’s responsiveness to the Directors’ request to modify and reduce the advisory fee. Under the new management agreement, the Directors noted that changes were being made to the Fund’s fee schedule, which would have the effect of lowering the Fund’s fees paid at asset levels over $500,000,000. Under the new management agreement, the Fund will pay the Blackstone Advisors a monthly fee at an annual rate of: (i) 1.10% of the Fund’s average weekly net assets for the first $500,000,000; (ii) 0.90% of the Fund’s average weekly net assets for the next $500,000,000; (iii) 0.85% of the Fund’s average weekly net assets for the next $500,000,000; and (iv) 0.75% of the Fund’s average weekly net assets in excess of $1,500,000,000.

Under the previous management agreement, the Fund paid a monthly fee at an annual rate of: (i) 1.10% of the Fund’s average weekly net assets up to and including $600,000,000 and (ii) 0.95% of the Fund’s average weekly net assets in excess of $600,000,000. Under the new country advisory agreement, Blackstone Advisors and not the Fund will pay Blackstone India a monthly fee equal to an annual rate of 0.10% of the Fund’s average weekly net assets, unchanged from that of the previous country advisory agreement.

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THE INDIA FUND, INC.

Approval of the Management Agreements (continued)

The Directors reviewed the past investment performance of the Fund under the portfolio manager, now employed by Blackstone, during her tenure with the Fund. In particular, the Directors focused on the analysis of the Fund’s performance during the past eight years, recalling that the Fund’s performance was comparable with that of its principal peer fund, and that the Fund outperformed its benchmark over the last three years and since inception for both annualized and cumulative returns. Further, the Fund’s performance was strong over all periods in absolute terms. The Directors recognized that past performance is not an indicator of future performance, but concluded that the portfolio manager had the necessary expertise to continue to manage the Fund in accordance with its investment objectives and strategies.

In reviewing the investment advisory fees, the Directors noted that the fee under the new management agreement was lower than that of the Fund’s principal peer fund. The Directors noted that the Fund’s expense ratio, which was not expected to increase as a result of the new agreements, was slightly higher than that of its peer fund. Further, the Directors considered the extent to which Blackstone believed economies of scale would be realized as the Fund grows and whether the fee levels reflect economies of scale for the benefit of the Fund’s Stockholders, noting that the breakpoints in the fee structure would have the effect of lowering the Fund’s fees paid at certain asset levels. The Directors were unable to compare the proposed fees with fees charged by Blackstone to other large institutional and other clients with comparable objectives, as Blackstone did not have any other clients which have investment objectives comparable to those of the Fund.

(iii) The operating expenses of the Fund: The Directors recalled that they had recently considered the operating expenses of the Fund against those of its principal peer and concluded that the expenses of the Fund were reasonable. In re-evaluating the operating expenses, the Directors considered, among other things, whether the operating expenses were likely to change as a result of the new agreements. Blackstone assured the Directors that it did not anticipate that the operating expenses or the annualized expense ratio would increase as a result of the new agreements. The Directors noted that the revised breakpoint in the advisory fee would have the effect of lowering the Fund’s fees paid at asset levels over $500,000,000. The Directors also noted that a new breakpoint would be added to the Fund’s new administration agreement with Blackstone Advisors, which could reduce fees if the Fund’s assets were to grow. Under the new administration agreement, the Fund pays Blackstone Advisors 0.20% of the Fund’s average weekly net assets for the first $1,500,000,000 and 0.15% of the Fund’s average weekly net assets in excess of $1,500,000,000. The Directors concluded that the expenses of the Fund were reasonable.

(iv)    Portfolio transactions: The Directors evaluated the policies and practices of the Fund and considered the newly implemented policies and practices of Blackstone Advisors in effecting portfolio transactions. The Directors inquired as to how Blackstone intended to ensure that portfolio transactions would be carried out competently and within the scope of applicable governmental and Fund policy limitations. Blackstone also discussed its plan to implement a new trading/compliance system in the future, which would help to ensure more efficient and compliant portfolio trading. The Directors also inquired of Blackstone about anticipated Fund transactions with affiliates, portfolio

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THE INDIA FUND, INC.

Approval of the Management Agreements (continued)

turnover rates, the recapture of brokerage commissions and the consideration of research services in placing portfolio transactions. The Directors also noted that Blackstone did not intend to use soft dollars in connection with portfolio transactions for the Fund. Although Blackstone may receive unsolicited proprietary research reports from brokers that execute transactions for the Fund, it will not select brokers based on this research.

(v)    Blackstone Advisors and Blackstone India’s management of other Funds and other client accounts and fees paid: The Directors also considered Blackstone Advisors’ and Blackstone India’s management of other funds and other investment products and the fees paid in those instances. The Directors noted that Blackstone Advisors and Blackstone India did not manage any other similar funds or accounts, and, accordingly, a comparison was not possible.

(vi)    The profitability of Blackstone Advisors, Blackstone India and their affiliates with respect to their relationship to the Fund: The Directors considered what benefits Blackstone would derive from the management of the Fund and whether it would have a financial interest in the matters that were being considered. The Directors reviewed information regarding the estimated profitability to Blackstone Advisors and Blackstone India of their relationship with the Fund and considered whether the profits would be reasonable. The profitability analysis took into consideration fall out benefits from Blackstone Advisors’ and Blackstone India’s relationship with the Fund, including fees received under the agreements and fees received pursuant to the administration agreement, although the Directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward. The Directors found that the estimated profits to be realized by Blackstone Advisors and Blackstone India from their relationship with the Fund were likely to be reasonable and consistent with fiduciary duties. Blackstone also indicated that it and its affiliates would receive the benefits of synergies with Blackstone’s private equity operations in India.

(vii)    Blackstone’s commitment to the continuity of the Fund: The Directors also considered Blackstone’s commitment to the continuity of the Fund. The Directors noted the terms and conditions of the new management and country advisory agreements were substantially identical to the previous management and country advisory agreements. Blackstone Advisors also intended to hire the Fund’s existing portfolio manager and certain other members of the existing management team, thereby ensuring continuity of day-to-day management of the Fund’s portfolio. The Directors also noted the fact that Blackstone intended to maintain the Fund’s relationships with its service providers, including, among others, the custodian and the transfer agent, and intended to maintain the division of responsibilities between the adviser and the service providers and the services provided by each of them, which would also help to ensure continuity.

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THE INDIA FUND, INC.

Approval of the Management Agreements (continued)

The Directors lastly noted that Blackstone had worked very closely with the portfolio management team and the Directors themselves in planning for a potential transition, including performing numerous interviews with the portfolio management team, the custodians, the administrator, the external accountants and with personnel in Mumbai in order to understand the current operations of the Fund and to consider where improvements of the operations of the Fund can be made.

(viii)    Alternatives to the agreements: The Board also considered possible alternatives to the management and country advisory arrangements from the standpoint of the Fund and its Stockholders. As discussed above under “Background”, the Directors undertook an extensive review and evaluation of prior management and carefully considered a variety of alternatives. The Directors considered the relative advantages and disadvantages of retaining a new investment manager (or managers) or hiring internal management to perform all or a part of the advisory, administrative or operational tasks. In connection with their examination of these alternatives, the Directors considered all of the factors described above. The Directors further considered whether the Fund would have the ability on its own to attract, retain and supervise highly qualified personnel and obtain high quality services.

APPROVAL AND RECOMMENDATION

As a result of the considerations described above, the Board of Directors determined to consider and approve new management and country advisory arrangements with Blackstone. In considering whether to approve the new agreements, the Directors did not identify any particular information that was all-important or controlling. Nor did the Board identify any single factor that was determinative to the decision of the Board and each Director may have attributed different weights to the various factors. The Directors evaluated all information available to them, and their determinations were made separately in respect of each agreement. The Directors also considered comparative information received in connection with their most recent approval of the continuation of the previous management, country advisory and administration agreements in addition to information provided by Blackstone in connection with their evaluation of the terms and conditions of the new agreements. Based upon their discussions which took place throughout the year and at the May 17, August 9 and November 8, 2005 board meetings, as well as on the recommendations of the Board’s subcommittee, and after weighing each of the presentations of the other firms, the Independent Directors are satisfied that Blackstone Advisors and Blackstone India are qualified to manage the Fund’s investment portfolio. The Directors, including a majority of Independent Directors, concluded that the terms of the new management agreement and the new country advisory agreement are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to the Fund, and for these reasons they therefore have concluded that the new management agreement and the new country advisory agreement should be approved and recommended to Fund Stockholders.

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THE INDIA FUND, INC.

Results of Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on April 21, 2005. At the meeting, stockholders elected each of the nominees proposed for election to the Fund’s Board of Directors. The following table provides information concerning the matters voted on at the meeting:

I.    Election of Directors

		Votes	Non-Voting	Total Voting and
Nominee	Votes For	Withheld	Shares	Non-Voting Shares

Leslie H. Gelb	25,077,862	482,951	6,523,837	32,084,650
Stephane R. F. Henry	23,828,846	1,731,967	6,523,837	32,084,650
Luis F. Rubio	25,081,070	479,742	6,523,837	32,084,650

At December 31, 2005, in addition to Leslie H. Gelb, Stephane R. F. Henry, and Luis F. Rubio, the other directors of the fund were as follows:

Lawrence K. Becker Jean Marc Hardy Prakash A. Melwani Peter G. Peterson Jeswald W. Salacuse

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund’s toll free number at 1-866-800-8933 and at the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended December 31, 2005 is available after February 28, 2006, without charge, upon request, by calling the Fund’s toll free number at 1-866-800-8933 and at the Securities and Exchange Commission website at http://www.sec.gov.

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 and Section 906 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

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THE INDIA FUND, INC.

Information About Directors and Officers (unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling 1-866-800-8933.

Name, Address and Age	Position(s) Held with Fund[1]	Term of Office and Length of Time Served[1]	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director

DISINTERESTED DIRECTORS

Lawrence K. Becker 8039 Harbor View Terrace Brooklyn, N.Y. 11209 Age: 50	Director and Member of the Audit Committee and Nominating Committee, Class I	Since 2003	Private Investor, Real Estate Investment Management (July 2003– Present); Vice President, Controller/Treasurer, National Financial Partners (2000– 2003); Managing Director, Controller/Treasurer, Oppenheimer Capital- PIMCO (1981– 2000)	2	Member of Board of Trustees or Board of Managers of five registered investment companies advised by Advantage Advisers, L.L.C. or its affiliates (“Advantage”)

Leslie H. Gelb The Counsel on Foreign Relations 58 East 68th Street New York, N.Y. 10021 Age: 68	Director and Member of the Audit Committee and Nominating Committee, Class II	Since 1994	President Emeritus, The Council on Foreign Relations (2003– Present); President, The Council on Foreign Relations (1993– 2003); Columnist (1991– 1993), Deputy Editorial Page Editor (1985– 1990) and Editor, Op-Ed Page (1988– 1990), The New York Times	2	Britannica.com; Director of 34 registered investment companies advised by Salomon Brothers Asset Management Inc (“SBAM”)

J. Marc Hardy c/o Multiconsult Limited Frere Felix de Valois Street Port Louis, Mauritius Age: 51	Director and Member of the Nominating Committee, Class III	Since 2002	Managing Director, Mainstream Ltd. (independent financial advisor) and Value Investors Ltd. (private investment company)	1	None

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THE INDIA FUND, INC.

Information About Directors and Officers (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund[1]	Term of Office and Length of Time Served[1]	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Stephane R. F. Henry c/o Premium Asset Management Ltd. Jamalacs, Vieux Conseil Street Port Louis, Mauritius Age: 39	Director and Member of the Nominating Committee, Class II	Since 2004	Managing Director, Premium Asset Management Ltd., (1998-Present)	1	Boyer Allan India Fund, Inc.

Luis F. Rubio Jaime Balmes No. 11, D-2 Los Morales Polanco Mexico, D.F. 11510 Age: 50	Director and Member of the Audit Committee and Nominating Committee, Class II	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2002– Present) Director General, Centro de Investigacion para el Desarrollo, A.C. (1984– 2002); frequent contributor of op-ed pieces to The Los Angeles Times and The Wall Street Journal	2	Member of Board of Trustees or Board of Managers of five registered investment companies advised by Advantage; Director of certain other private investment funds

Jeswald W. Salacuse The Fletcher School of Law & Diplomacy at Tufts University Medford, MA 02155 Age: 67	Director, Chairman of the Board and Chairman of the Audit Committee and Nominating Committee, Class I	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy (1986– Present); Dean, Fletcher School of Law & Diplomacy, Tufts University (1986– 1994)	2	Director of 34 registered investment companies advised by SBAM

INTERESTED DIRECTORS

Prakash A. Melwani The Blackstone Group L.P. 345 Park Avenue New York, NY 10154 Age: 47	Director and President, Class III	Since 2005	Senior Managing Director, Private Equity Group, Blackstone (May 2003– Present); Founder and Chief Investment Officer, Vestar Capital Partners (1998– 2003)	2	Aspen Insurance Holdings Limited, Texas Genco LLC and Kosmos Energy Holdings and Foundation Coal Holdings, Inc.

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THE INDIA FUND, INC.

Information About Directors and Officers (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund[1]	Term of Office and Length of Time Served[1]	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Peter G. Peterson The Blackstone Group L.P. 345 Park Avenue New York, NY 10154 Age: 79	Director, Class I	Since 2005	Senior Chairman, The Blackstone Group L.P. (since 1985); Chairman, Federal Reserve Bank of New York (2000– 2004)	1	Chairman, Council on Foreign Relations; Chairman, Institute for International Economics (Washington, D.C.); President, Concord Coalition; Trustee, Committee for Economic Development; Trustee, Japan Society; Trustee, Museum of Modern Art; Director, National Bureau of Economic Research; Director, Public Agenda Foundation; Director, The Nixon Center

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Robert L. Friedman The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Age: 62	Chief Legal Officer and Vice President	Since 2005	Chief Administrative Officer and Chief Legal Officer, Blackstone (2003– Present); Senior Managing Director, Blackstone (1999– Present)	N/A	N/A

Joshua B. Rovine The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Age: 40	Secretary	Since 2005	Managing Director, Finance and Administration Group, Blackstone (2003– Present); Partner, Sidley Austin Brown & Wood LLP (1994– 2003)	N/A	N/A

Brian S. Chase The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Age: 28	Treasurer and Vice President	Since 2005	Vice President and Chief Financial Officer, Distressed Securities Advisors Group, Blackstone (May 2005– Present); Controller, Fortress Investment Group LLC, (May 2002– May 2005)	N/A	N/A

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THE INDIA FUND, INC.

Information About Directors and Officers (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund[1]	Term of Office and Length of Time Served[1]	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Barbara Pires Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Age: 53	Chief Compliance Officer and Vice President	Since 2005	Consultant (2005– Present); Chief Compliance Officer, The Asia Tigers Fund, Inc. and The India Fund, Inc. (2005); Senior Vice President, Oppenheimer Asset Management, Inc. (1996– 2005)	N/A	N/A

Punita Kumar-Sinha Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Age: 43	Portfolio Manager and Chief Investment Officer	Since 2005	Portfolio Manager, The Asia Tigers Fund, Inc. and The India Fund, Inc. (1999– Present)	N/A	N/A

1
The Fund’s Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2006, year 2008, and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, 87% of the Fund’s income represents qualified ordinary income distributions subject to the 15% rate category.

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THE INDIA FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

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THE INDIA FUND, INC.

Dividends and Distributions (continued)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Because of the forgoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

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THE INDIA FUND, INC.

Dividends and Distributions (concluded)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts 01581.

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THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

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THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

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THE INDIA FUND, INC.

Investment Manager: Blackstone Asia Advisors L.L.C. an affiliate of The Blackstone Group

Administrator: Blackstone Asia Advisors L.L.C.

Sub-Administrator: PFPC Inc.	Asia
Transfer Agent: PFPC Inc.	Advisors L.L.C.
The India Fund, Inc.
Custodian: Deutsche Bank AG	Annual Report
December 31, 2005

The Fund has adopted the Investment Manager’s proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling
1-866-800-8933 and by visiting the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission’s website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The India Fund, Inc.

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Item 2.   Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	There have been no amendments during the period covered by this report to any provisions of the Code of Ethics.

(d)	The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

(e)	Not Applicable.

(f)	A copy of the registrant’s Code of Ethics is filed as an exhibit hereto. The registrant undertakes to provide a copy of the Code of Ethics to any person without charge upon request to the registrant at its address at 345 Park Avenue, New York, NY 10154.

Item 3.   Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is "independent." Mr. Becker was elected as a non-interested Director of the audit committee at a meeting of the board of directors held on October 23, 2003.

Item 4.   Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $107,000 for 2004 and $90,000 for 2005.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2004 and $0 for 2005.

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Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $60,000 for 2004 and $5,100 for 2005. Specifically, these fees were billed for preparation of the Fund’s tax returns and tax services relating to the Fund’s operations in India.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2005.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

THE ASIA TIGERS FUND, INC.

THE INDIA FUND, INC.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

As amended on November 29, 2005

The Audit Committee (the “Committee”) of each of The Asia Tigers Fund, Inc. and The India Fund, Inc. (each, a “Fund”) must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit (including audit-related) services, as required by law. In evaluating a proposed engagement by the Fund’s independent accountants, the Committee will evaluate the effect that the engagement might reasonably be expected to have on the accountant’s independence. That evaluation will be based on several factors, including:

•	a review of the nature of the professional services expected to be provided;

•	the fees to be charged in connection with the services expected to be provided;

•	a review of the safeguards put into place by the accounting firm to safeguard independence; and

•	periodic meetings with the accounting firm.

I.   Policy for Audit and Non-Audit Services to be Provided to the Fund

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this policy. The term of any pre-approval is twelve months from the date of pre-approval, unless the Committee specifically provides otherwise. The Committee may modify any pre-approval at its discretion. Fee levels for all services pre-approved under this policy will be established annually by the Committee.

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In addition to the Committee’s pre-approval of services pursuant to this policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will independently confirm that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission (the “SEC”).

A.   Audit Services

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

•	annual Fund financial statement audits (including applicable internal control reports);

•	seed audits (related to new product filings, as required);

•	semiannual financial statement reviews (if applicable); and

•	SEC and regulatory filings and consents issued in connection with any of the above;

B.   Audit-Related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm’s independence:

•	accounting consultations;

•	Fund merger support services;

•	agreed-upon procedure reports;

•	attestation reports;

•	SEC and regulatory filings and consents issued in connection with filings previously authorized by the Board of Directors;

•	comfort letters; and

•	internal control reports (other than issued pursuant to annual Fund financial statement audits).

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended (the “Investment Company Act”), to whom this responsibility has been delegated) so long as the estimated fee for the

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services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

C.   Tax Services

The following categories of tax and tax compliance services are considered to be consistent with the role of the Fund’s independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm’s independence:

•	federal, state and local income tax compliance as well as sales and use tax compliance;

•	timely “regulated investment company” qualification reviews;

•	tax distribution analysis and planning;

•	tax authority examination services;

•	tax appeals support services;

•	accounting methods studies;

•	Fund merger support services; and

•	other tax consulting services and related projects.

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

C.    Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	bookkeeping or other services related to the accounting records or financial statements of the Fund;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in- kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

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•	broker/dealer, investment adviser or investment banking services;

•	legal and other expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

II.    Pre-Approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee will pre-approve annually any permitted non-audit services to be provided to Blackstone Asia Advisors L.L.C. or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “ Investment Manager”) and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Funds), provided that, in each case, the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Service Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

The Committee will also receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Service Affiliates.

III.   De Minimus Exception to Requirement of Pre-Approval of Non-Audit Services

With respect to the provision of permitted non-audit services to a Fund or Service Affiliates, the pre-approval requirement is waived if each of the following requirements is met:

(1)	The aggregate amount of all non-approved permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which such services are provided and (ii) with respect to such services provided to Service Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Service Affiliates during the fiscal year in which such services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated). Any approval by the Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

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(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $50,000 for 2004 and $4,609,200 for 2005.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed registrants.

The registrant has a separately-designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio, and Jeswald W. Salacuse.

Item 6.   Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

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Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

APPENDIX F

PROXY VOTING PROCEDURES:
BLACKSTONE ASIA ADVISORS, LLC

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INTRODUCTION

Rule 206(4)-6 ( the “Rule”) adopted under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Blackstone Asia Advisors, LLC (the “Adviser”) is a registered investment adviser under the Advisers Act and is therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

When the Adviser has investment discretion over a client’s investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

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CHAPTER 1

BOARD OF DIRECTORS

Voting on Director Nominees In Uncontested Elections

These proposals seek shareholder votes for persons who have been nominated by a corporation’s board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:

(1)	Company performance

(2)	Composition of the board and key board committees

(3)	Attendance at board meetings

(4)	Corporate governance provisions and takeover activity

We may also consider:

(1)	Board decisions concerning executive compensation

(2)	Number of other board seats held by the nominee

(3)	Interlocking directorships

Vote Recommendation

It is our policy to vote IN FAVOR of the candidates proposed by the board.

We will look carefully at each candidate’s background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

Chairman and CEO are the same person

Shareholders may propose that different persons hold the positions of the chairman and the CEO.

We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

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Independence of Directors

Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

Vote Recommendation

It is our policy to vote FOR proposals requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.

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Stock Ownership Requirements

Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

Vote Recommendation

Vote AGAINST proposals that require director stock ownership.

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Charitable Contributions

Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm’s primary employment areas. Shareholders should not decide what the most worthwhile charities are.

Vote Recommendation

(Shareholders Proposals)
Vote AGAINST proposals regarding charitable contribution.

Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

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Director and Officer Indemnification And Liability Protection

These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

Vote Recommendation

Vote AGAINST proposals that eliminate entirely director and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: a) the director was found to have acted in good faith, and b) only if the director’s legal expenses would be covered.

The following factors should be considered:

(A)	The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

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(B)	Attracting and retaining the most qualified directors enhances shareholder value.

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Size of the Board

Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation’s changing needs.

Vote Recommendation

Vote FOR the board’s recommendation to increase or decrease the size of the board.

The following factors should be considered:

1.	These proposals may aim at reducing or increasing the influence of certain groups of individuals.

2.	This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

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Voting on Director Nominees in Contested Elections

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

1.	management’s track record

2.	background to the proxy contest

3.	qualifications of director nominees

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Term Of Office

This is a shareholder’s proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

Vote Recommendation

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

The following factors should be considered:

1.	An experienced director should not be disqualified because he or she has served a certain number of years.

2.	The nominating committee is in the best position to judge the directors’ terms in office due to their understanding of a corporation’s needs and a director’s abilities and experience.

3.	If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

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Compensation Disclosure

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

Vote Recommendation

(shareholders policy)
Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.

The following factors should be considered:

1.	Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

2.	Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

3.	The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

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CHAPTER 2

AUDITORS

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Ratifying Auditors

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

Vote Recommendation

Vote FOR proposal to ratify auditors.

The following factors should be considered:

1.	Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

2.	Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

3.	If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, then in this case vote AGAINST ratification.

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CHAPTER 3

TENDER OFFER DEFENSES

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Poison Pills

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer’s equity in the target company, b) dilute the acquirer’s voting interests in the target company, or c) dilute the acquirer’s equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

Vote Recommendation

Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis regarding shareholder proposals to redeem a company’s poison pill.

Vote on a CASE-BY-CASE basis regarding management proposals to ratify a poison pill.

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Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company’s name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

Vote Recommendation

Vote FOR proposals to adopt anti Greenmail or bylaw amendments or otherwise restrict a company’s ability to make Greenmail payments

Vote on a CASE-BY-CASE basis regarding anti- Greenmail proposals when they are bundled with other charter or bylaw amendments.

The following factors should be considered:

1.	While studies by the SEC and others show that Greenmail devalues the company’s stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

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Supermajority Vote

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.

Vote Recommendations

Vote AGAINST management proposals to require a Supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR shareholder proposals to lower Supermajority vote requirements for mergers and other significant business combinations.

The following factors should be considered:

1.	Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

2.	Supermajority vote may make action all but impossible.

3.	Supermajority requirements are counter to the principle of majority rule.

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CHAPTER 4

MERGERS AND CORPORATE RESTRUCTURING

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Changing Corporate Name

This proposal seeks shareholder approval to change the corporation’s name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

Vote Recommendation

Vote FOR changing the corporate name.

The following factors should be considered:

1.	A name of a corporation symbolizes its substance.

2.	There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

3.	The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

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Reincorporation

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company’s most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware’s state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.

Vote Recommendation

Vote on a CASE-BY-CASE basis, carefully reviewing the new state’s laws and any significant changes the company makes in its charter and by- laws.

The following factors should be considered:

1.	The board is in the best position to determine the company’s need to incorporate.

2.	Reincorporation may have considerable implications for shareholders, affecting a company’s takeover defenses, its corporate structure or governance features.

3.	Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

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CHAPTER 5

PROXY CONTEST DEFENSES

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Board Structure: Staggered vs. Annual Elections

A ompany that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

Vote Recommendations

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

The following factors should be considered:

1.	The annual election of directors provides an extra check on management’s performance. A director who is doing a good job should not fear an annual review of his/her directorship.

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Cumulative Voting

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called “one share, one vote” standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

Vote Recommendation

Vote AGAINST proposals that permit cumulative voting.

The following factors should be considered:

1.	Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

2.	Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

3.	Cumulative voting can allow a minority to have representation.

4.	Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders’ best interests.

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Shareholders’ Ability to Call Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

Vote Recommendation

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

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Shareholders’ Ability to Alter Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

Vote Recommendations

Vote FOR proposal which seek to fix the size of the board.

Vote AGAINST proposals which give management the ability to alter the size of the board without shareholder approval.

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CHAPTER 6

MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

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Confidential Voting

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

Vote Recommendations

Vote FOR shareholder proposals requesting that corporations adopt confidential voting.

Vote FOR management proposals to adopt confidential voting.

The following factors should be considered:

1.	Some shareholders elect to have the board not know how they voted on certain issues.

2.	Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

3.	Confidential voting is an important element of corporate democracy which should be available to the shareholder.

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Shareholder Advisory Committees

These proposals request that the corporation establish a shareholder advisory committee to review the board’s performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

Vote Recommendation

Vote AGAINST proposals to establish a shareholder advisory committee.

The following factors should be considered:

1.	Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

2.	Adding another layer to the current corporate governance system would be expensive and unproductive.

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Foreign Corporate Matters

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

Vote Recommendation
Vote FOR proposals that concern foreign companies incorporated outside of the United States.

The following factors should be considered:

1.	The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

2.	The board of directors is well positioned to determine whether or not these types of actions are in the best interest of the corporation’s shareholders.

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Government Service List

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

Vote Recommendation

Vote AGAINST these proposals which request a list of employees having been employed by the government.

The following factors should be considered:

1.	For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

2.	Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

3.	Additional disclosure would be an unreasonable invasion of such individual’s privacy.

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CHAPTER 7

SOCIAL AND ENVIRONMENTAL ISSUES

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Energy and Environmental Issues
(CERES Principles)

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

Vote Recommendation

Vote AGAINST proposals requesting that companies sign the CERES Principles.

The following factors should be considered:

1.	We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

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Northern Ireland (MacBride Principles)

It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

Vote Recommendation

REFRAIN from voting on proposals that request companies to adopt the MacBride Principles.

The following factors should be considered:

1.	We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers’ status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

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Maquiladora Standards and International Operations and Policies

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

Vote Recommendation

ABSTAIN from providing a Vote Recommendation on proposals regarding the Maquiladora Standards and international operating policies.

The following factors should be considered:

1.	We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers’ securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

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Equal Employment Opportunity And Discrimination

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

Vote Recommendation

REFRAIN from voting on any proposals regarding equal employment opportunities and discrimination.

The following factors should be considered:

1.	We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

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Animal Rights

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

Vote Recommendation

REFRAIN from making Vote Recommendations on proposals regarding animal rights.

The following factors should be considered:

1.	Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

2.	We also feel that this issue is already subject to significant state and federal regulation.

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CHAPTER 8

CAPITAL STRUCTURE

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Common Stock Authorization

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation’s best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation’s direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

Vote Recommendation

Vote Case-By-Case on proposals to increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common share authorization that increase existing authorization by more then 100 percent unless a clear need for the excess shares is presented by the company.

The following factors should be considered:

1.	Is this company going to make frequent business acquisitions over a period of time?

2.	Is the company expanding its operations?

3.	Within the company, are there any debt structuring or prepackaged bankruptcy plans?

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Blank Check Preferred Stock

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

Vote Recommendation

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.

The following factors should be considered:

1.	Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

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Preemptive Rights

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Vote Recommendation

Vote AGAINST proposals seeking preemptive rights.

The following factors should be considered:

1.	The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

2.	Preemptive rights are not necessary for the shareholder in today’s corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

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Stock Distributions: Splits and Dividends

Stock Splits

The corporation requests authorization for a stock split.

Vote Recommendation

Vote FOR management proposal to authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

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Reverse Stock Splits

Vote Recommendation

Vote FOR management proposal to authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

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Adjustments to Par Value of Common Stock

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

Vote Recommendation

Vote FOR management proposals to reduce the par value of common stock.

The following factors should be considered:

1.	State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

2.	A corporation may be unable to raise capital if the par value is overstated.

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Debt Restructurings

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Vote Recommendation

It is our policy to vote CASE-BY-CASE on debt restructuring.

The following factors should be considered:

1.	Dilution – How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

2.	Change in Control – Will the transaction result in a change of control of the company?

3.	Bankruptcy – Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

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CHAPTER 9

EXECUTIVE AND DIRECTOR COMPENSATION

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Director Compensation

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

Vote Recommendation

Vote on a CASE-BY-CASE basis for director compensation.

The following factors should be considered:

1.	As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

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Shareholder Proposal to Limit Executive and Director Pay

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

Vote Recommendation

Vote on a CASE-BY-CASE basis.

The following factors should be considered:

1.	Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

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Employee Stock Ownership Plans (ESOPs)

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

Vote Recommendation

Vote FOR proposals to adopt share-based compensation plans when the following items are involved:

1.	The exercise price for stock options is less than 85% of fair market value on the date of the grant.

2.	It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

3.	The shares for issue exceed 8% of the company’s outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

Vote AGAINST proposals adopting share based compensation plans when the following items are involved:

1.	Re-load options (new options issued for any exercised).

2.	The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

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Options Expensing

Shareholder proposal to expense options.

Vote Recommendation
It is our policy to vote FOR proposals to expense options.

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Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee’s annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

Vote Recommendation

Vote FOR proposals which seek to limit additional compensation payments.

Vote FOR shareholder proposals to have golden parachutes submitted for shareholder ratification.

The following factors should be considered:

1.	The stability of management may be affected by an attempted acquisition of the corporation.

2.	There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

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Proposal to Ban Golden Parachutes

Based on the foregoing information:

Vote Recommendation

We are FOR this proposal, which essentially bans golden parachutes, because we feel management’s compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.

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Outside Directors’ Retirement Compensation

We believe that directors should only be compensated while serving the company.

Vote Recommendations

Vote AGAINST proposals establishing outside directors’ retirement compensation.

Vote FOR proposals that revoke outside directors’ retirement compensation.

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CHAPTER 10

STATE OF INCORPORATION

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Control Share Acquisition Statutes

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

Vote Recommendation
Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.

The following factors should be considered:

1.	These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

2.	Conforming to these requirements can be expensive.

3.	The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

4.	The threshold levels usually imposed by these proposals are much more stringent than required by law.

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Opt-Out of State Takeover Statutes

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company’s stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.

Vote Recommendation
Vote on a CASE-BY-CASE basis for these proposals.

The following factors should be considered:

1.	It is the directors’ responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

2.	Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

3.	These statutes strengthen the board’s ability to deal with potential buyers on fair and reasonable terms.

4.	Shareholders should have the final say on whether the company should be merged or acquired.

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Corporate Restructuring, Spin-Offs Asset Sales, Liquidations

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

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CHAPTER 11

CONFLICTS OF INTEREST

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Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers clients and the interests of the Adviser, its affiliates and its employees. Conflicts of interest may arise when:

1.	Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of the Adviser.

2.	A proponent of a proxy proposal has a business relationship with the Adviser or one of its affiliates or the Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

3.	An employee of the Adviser has a personal interest in the outcome of a particular matter before shareholders.

If the Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is “material” to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

1.	Routine proxy proposals are presumed not to involve a material conflict of interest.

2.	Non-routine proxy proposals. Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

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Conflicts cont’d

3.	The Governance Committee may determine on a case-by-case basis that particular non- routine proposals do not involve a material conflict of interest because the proposal is not directly related to the Adviser’s conflict vis-à-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, the Adviser may vote regarding that proposal in any of the following ways:

	a)	Obtain instructions from the client on how to vote.

	b)	Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case-by-case analysis.

	c)	Vote the proposal that involves the conflict according to the recommendations of an independent third party such as Institutional Share Services Inc. or Investor Responsibility Research Center.

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CHAPTER 12

GOVERNANCE COMMITTEE
AND
PROXY MANAGERS

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Governance Committee

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and the Advisers in voting proxies is material. The Governance Committee includes the following: (1) Brian Chase, (2) Barbara Pires, and (3) Punita Kumar-Sinha.

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Proxy Managers

The Proxy Manager for the Adviser is Punita Kumar-Sinha, Portfolio Manager. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

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CHAPTER 13

SPECIAL ISSUES WITH VOTING
FOREIGN PROXIES

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Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

1.	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

2.	In some foreign countries shares may be “blocked” by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. Blackstone may refrain from voting shares of foreign stocks subject to blocking restrictions where in the Adviser’s judgment the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case-by-case basis based on a relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered by a long- term holding.

3.	Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

4.	In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Adviser will weigh the costs and benefits of voting on proxy proposals in countries that require in-person voting on a case-by-case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Adviser will not vote shares in countries that require in person voting on routine matters such as uncontested elections of directors, ratification of auditors.

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CHAPTER 14

RECORD KEEPING

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Record Keeping

Blackstone will maintain the following records:

1.	Copies of these policies

2.	A copy of each proxy statement that the Adviser receives regarding client securities. The Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

3.	A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

4.	A copy of any document created by the Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

5.	A copy of each written client request for information on how an Adviser voted proxies on behalf of the client and a copy of written response by the Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

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Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager. As of December 31, 2005, the Fund is managed by Punita Kumar-Sinha, who has primary responsibility for the day-to-day implementation of the Fund’s investment strategies. Ms. Kumar-Sinha has been the portfolio manager for the Fund since 1997. Ms Kumar-Sinha has been a Managing Director of Blackstone Asia Advisors L.L.C. (the “Investment Manager”) since December 2005. Prior to joining the Investment Manager, Ms. Kumar-Sinha was a Managing Director and Senior Portfolio Manager at Oppenheimer Asset Management Inc. and CIBC World Markets, where she was also the portfolio manager for the Fund.

Other Accounts Managed by Portfolio Manager. In addition to managing the Fund, Ms. Kumar-Sinha also is primarily responsible for the day-to-day portfolio management of The Asia Tigers Fund, Inc. As of December 31, 2005, the total assets of The Asia Tigers Fund, Inc. were $90,177,941.74. The Asia Tigers Fund, Inc. is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that primarily invests in Asian securities. Aside from the Fund and The Asia Tigers Fund, Inc., Ms. Kumar-Sinha manages no other registered investment companies, pooled investment vehicles or accounts. Neither the Fund nor The Asia Tigers Fund, Inc. have fees based on performance.

Portfolio Manager Compensation. The portfolio manager’s overall compensation is determined by Blackstone’s Management Committee. Blackstone’s compensation structure is designed to pay competitive salaries to attract and retain top quality investment professionals. Ms. Kumar-Sinha’s compensation consists of two elements—base salary and bonus.

Base salary. The base salary is generally a fixed amount. The base salary is reviewed annually and may be adjusted based on a variety of factors, including competitive market factors and the skill, experience and responsibilities of the individual. While investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor.

Bonus. Ms. Kumar-Sinha is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by the portfolio manager’s supervisor. These reviews and evaluations often take into account a variety of factors, including the effectiveness of the portfolio manager’s investment strategies, the performance of the accounts for which she serves as portfolio manager relative to any benchmarks established for those accounts, the amount of the Investment Manager’s total assets under management, her ability to work with colleagues and to supervise her investment staff and her overall contribution to the Investment Manager in achieving its business objectives.

Potential Conflicts of Interest. Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for Ms. Kumar-Sinha. Ms. Kumar-Sinha’s simultaneous management of the Fund and The Asia Tigers Fund, Inc. may present actual or apparent conflicts of interest with respect to the allocation of Ms. Kumar-Sinha’s time and attention as well as with respect to the allocation and aggregation of securities orders placed on behalf of the two funds. The Fund and The Asia Tigers Fund, Inc. have partially overlapping investment objectives since both may invest in Indian

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securities. Potential conflicts may arise, for example, when there is a limited quantity of an investment that may be suitable for both funds and the investment must be allocated between them. It is also possible that, in light of different objectives, benchmarks, industry and sector exposures and time horizons, the portfolio manager may take differing positions in the two funds. The Adviser believes that such potential conflicts are mitigated by the fact that the Adviser has adopted policies that address potential conflicts of interest, including strict adherence to investment objectives, policies and guidelines as well as best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

Portfolio Manager Securities Ownership. As of December 31, 2005, Ms. Kumar-Sinha beneficially owned between $10,001 and $50,000 in the common stock of the Fund.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01/2005 to 07/31/2005	None	None	None	None
08/01/2005 to 08/31/2005	None	None	None	None
09/01/2005 to 09/30/2005	168,899.7396 (1)	34.6347	168,899.7396	None
10/01/2005 to 10/31/2005	None	None	None	None
11/01/2005 to 11/30/2005	None	None	None	None
12/01/2005 to 12/31/2005	None	None	None	None
Total	168,899.7396	34.6347	168,899.7396	None

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(1) These shares were purchased in connection with the Fund’s regular, semi-annual repurchase offer announced on August 26, 2005 that expired on September 16, 2005. In connection with this offer, the Fund offered to repurchase up to 5% of its outstanding shares of common stock. 168,899.7396 shares were validly tendered for cash at a price approximately equal to the Fund’s net asset value of September 23, 2005.

Item 10.   Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a -101), or this Item.

Item 11.   Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)), except that the registrant’s independent auditors identified material weaknesses (as defined in PCAOB Auditing Standard No. 2) in the registrant’s internal control over financial reporting and its operation because management did not maintain effective control over the process to identify a potential tax liability in the registrant. Specifically, prior to the time that Blackstone Asia Advisors L.L.C. assumed management of the registrant, as a result of the registrant’s failure to declare its spillback distribution of accumulated income and realized gains for its 2004 calendar year prior to filing its 2004 Federal income tax return on or before September 15, 2005, the registrant did not meet the requirements under Subchapter M of the Internal Revenue Code to be considered a regulated investment company for the 2004 calendar year. This control deficiency resulted in an adjustment to the Fund’s 2005 financial statements. Additionally, this control deficiency could have resulted in a misstatement to tax expense and tax liability that would have resulted in a material misstatement of financial statements that would not have been be prevented or detected. The registrant has revised its compliance calendar to address its dividend declaration policies to assure that it is always in compliance with Subchapter M of the Internal Revenue Code.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting. However, subsequent to the period covered by this report, the registrant has made the changes in its internal control over financial reporting described in (a) above.

Item 12.   Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The India Fund, Inc.

By (Signature and Title)*	/s/ Prakash A. Melwani

Prakash A. Melwani, President
(principal executive officer)

Date 3/8/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Prakash A. Melwani

Prakash A. Melwani, President
(principal executive officer)

Date 3/8/2006

By (Signature and Title)*	/s/ Brian S. Chase

Brian S. Chase, Treasurer
(principal financial officer)

Date 3/7/2006

* Print the name and title of each signing officer under his or her signature.